April 6, 2017

Dreyfus Family of Funds

Supplement to Current Prospectuses of Funds Offering Class A and Class C Shares

Effective April 10, 2017, the following information supplements and supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Shareholder Guide—Choosing a Share Class—Sales Charge Reductions and Waivers” and “—CDSC Waivers”:

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund’s distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in the fund’s prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in the fund’s prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in the fund’s prospectus or the SAI, you may need to open a fund account directly with the fund’s distributor or a financial intermediary that offers such classes and/or privileges or services. The fund also may offer one or more other classes of shares, described in separate prospectuses. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

Information regarding sales charges is not made available separately at www.dreyfus.com because such information is fully contained in the fund’s prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

Sales Charge Reductions and Waivers

The availability of certain sales charge reductions or waivers will depend on whether you purchase your shares directly from the fund’s distributor for fund accounts maintained with the distributor or through a financial intermediary. To receive a reduction or waiver of your initial sales charge or contingent deferred sales charge (CDSC), you must let your financial intermediary or the fund’s distributor, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund’s distributor, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund’s distributor, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. For sales charge reductions or waivers not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund’s distributor or through another financial intermediary to receive these reductions or waivers, to the extent available. Please see below for details.

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Front-end sales charge reductions on Class A shares available through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch will be eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. Such shareholders can reduce their initial sales charge in the following ways:

  Transaction size breakpoints, as described in the fund’s prospectus.

  Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, as described in the fund’s prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the Dreyfus Family of Funds held in accounts of the purchaser and the purchaser’s household members at Merrill Lynch. Shares of funds in the Dreyfus Family of Funds not held in accounts of the purchaser’s household members at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

  Letter of intent, which allows for breakpoint discounts, as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the Dreyfus Family of Funds purchased through Merrill Lynch over a 13-month period.

Front-end sales charge waivers on Class A shares available through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch will be eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

  Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan

  Shares purchased by or through a 529 plan

  Shares purchased through a Merrill Lynch-affiliated investment advisory program

  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

  Shares purchased through the Merrill Edge Self-Directed platform

  Shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the Dreyfus Family of Funds)

  Shares of the fund received through an exchange of Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares

  Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

  Shares purchased by board members of the fund and employees of Dreyfus or any of its affiliates, as described in the fund’s prospectus

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  Shares purchased from the proceeds of a redemption of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (known as Right of Reinstatement)

CDSC waivers on Class A and C shares available through Merrill Lynch

Effective April 10, 2017, fund shares purchased through an omnibus account maintained with Merrill Lynch will be eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI:

  Redemptions made within one year of death or disability of the shareholder

  Redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

  Redemptions made in connection with a return of excess contributions from an IRA account

  Shares acquired through a Right of Reinstatement (as defined above)

  Redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

  Redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch

  Redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms

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